DELAWARE GROUP
Global Dividend
and Income Fund

(various photos. demonstrating service and guidance, professional management and goals)

service and guidance

professional management

1996
Annual
Report

goals


DELAWARE
GROUP
========

Investment
Objective and
Strategies

Delaware Group Global Dividend and Income Fund's objective is to provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that are paying high dividends relative to their share price. Such stocks may point the Fund to strong companies whose stocks have capital appreciation potential. The income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential, but a low yield.

High-Yield
Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income that has historically compensated many investors for the additional risk. Prices of high-yield bonds may also be less sensitive to changes in interest rates than higher-rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and the effect of currency fluctuations. The value of the company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.
   While the Fund primarily invests in bonds issued by countries with established securities markets in Europe, the Pacific Rim and elsewhere, the Fund may also invest in bonds in emerging markets where management believes the income and capital appreciation potential justifies additional risks.

Leveraging
About $25 million of the Fund's net assets were leveraged as of November 30, 1996. Leverage is a tool that is not available to open-end mutual funds and one that can be an important contributor to the Fund's income and capital appreciation potential. Of course, there is no guarantee the Fund will achieve this. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits.

A TRADITION OF SOUND INVESTING

(photo of glasses, pen and keyboard)

--------------------------------------------------------------------------------
December 10, 1996

Dear Shareholder:

Fiscal 1996 was a rewarding and successful year.
Global Dividend and Income Fund provided high income, capitalized on the U.S. stock market's surprisingly strong performance and found attractive opportunities in foreign stocks and bonds.
   For the 12 months ended November 30, 1996, your Fund achieved an impressive +27.42% total return based on market price with dividends reinvested. Your Fund's net asset value rose +24.10% during the period with dividends reinvested.
   Global Dividend and Income Fund's total return based on market price virtually matched the total return of the unmanaged Standard & Poor's 500 Index in fiscal 1996, a remarkable accomplishment given the fact that:

   a) only 40.3% of the Fund's portfolio was invested in U.S. stocks; and

   b) the U.S. bond market languished for much of the year.

   Your Fund's progress since November 1995 is attributable to excellent worldwide stock and bond selection, our prudent use of leverage and our strategic positioning in U.S. high-yield corporate bonds, which were less sensitive to rising domestic interest rates than many other fixed-income securities.

(PHOTO OF GLOBES)


Total Return
------------------------------------------------------------------------------------------------
(December 1, 1995 _ November 30, 1996)
                                                Based On             Based On          Premium/
                                            Net Asset Value        Market Price       Discount+
------------------------------------------------------------------------------------------------
Global Dividend and Income Fund                 +24.10%               +27.42%           +0.41%
  (NYSE Symbol: DGF)
Standard & Poor's 500 Index                     +27.86%
Merrill Lynch High-Yield Bond Index             +11.99%
Morgan Stanley Europe Australia
  and South East Asia (EASEA) Index             +23.40%
Salomon Brothers World
  Government Bond Index                          +5.73%
Lipper Closed-End Income Fund Average           +12.72%               +14.28%          -3.23%
------------------------------------------------------------------------------------------------

+ As of November 30, 1996. All performance shown assumes dividend reinvestment. Each index is unmanaged. There are 11 closed-end funds in the Lipper Closed-End Income Fund Average.

                               1996 annual report

   We are pleased that the steps we have taken to increase shareholder value have been recognized by investors. While most closed-end mutual funds traded at a discount to net asset value as of November 30, Global Dividend and Income Fund traded at a +0.41% premium.
   Over time, dividends have been a more reliable component of total returns from stocks while income has been the primary source of return from bonds. When stock or bond prices move down, dividends and bond income can help cushion a fall.
   Global Dividend and Income Fund is designed to provide high current income, and as of November 30, 1996, your Fund's yield based on market price was 9.45%, the highest of any fund in its peer group. In our opinion, your Fund also offers attractive long-term total return potential for investors who decide to reinvest dividends and thus benefit from compounding. It is gratifying to know that even though capital appreciation is not the Fund's primary objective, we kept pace with the 1996 bull market, a period when stock prices rallied sharply.
   We are delighted to report that Global Dividend and Income Fund ranked #1 in total return among closed-end income funds tracked by Lipper Analytical Services for both the 1996 fiscal year and the Fund's lifetime.
   On the pages that follow, your Fund's portfolio managers review U.S. and global market conditions and provide an outlook for fiscal 1997. We wish to thank you for your confidence in Delaware Group.

Sincerely,

/s/  Wayne A. Stork
--------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer



discipline

Average Annual Total Return
--------------------------------------------------------------------------------
(Based on Net Asset Value for Periods Ended November 30, 1996)
                                                    One Year           Lifetime*
--------------------------------------------------------------------------------
Global Dividend and Income Fund                     +24.10%             +14.82%
--------------------------------------------------------------------------------
Lipper Closed-End Income Fund Average               +12.72%             +12.30%
DGF Rank                                               #1                  #1
Number of funds in category                            11                  11
--------------------------------------------------------------------------------

* Fund's inception date was March 4, 1994. All performance assumes dividends reinvested. Past performance does not guarantee future results.

                               1996 annual report

Portfolio Managers' Review

During the past year your
Fund provided superior results
that nearly matched our strong performance in 1995. This was not an easy year to be a global investor, but we showed we were more than up to the task. Our effective asset allocation strategy made a good year a great one even though U.S. bond prices finished the year modestly


=============================================================================
Asset Allocation


Percent of Portfolio November 30, 1996
Common Stocks                                        59.2%
Convertible Preferred Stocks                          7.7%
Non-Convertible U.S. Corporate Bonds                 25.1%
Convertible U.S. Bonds                                5.3%
Cash Equivalents                                      1.1%
Foreign Bonds                                        23.1%


The above figures add up to more than 100% because the portfolio is leveraged. The Fund had stock options equal to (0.2%) of the portfolio as of November 30, 1996.
=============================================================================

lower than a year earlier, Japan's economy remained weak and several European countries were grappling with the problems of monetary union.

Our Stock Focus:
Global Diversity and Credit-Sensitive U.S. Stocks Using our global, dividend-oriented investment discipline, we found attractive values this past year in telecommunications and utility stocks in Canada, the Philippines, New Zealand, the United Kingdom, Belgium and Spain.
   Generally, we believe these industries have better growth prospects overseas than in the U.S. Domestically we held shares in some companies such as NYNEX CORP. that offered above-average dividend yields and the possibility of earnings improvement as result of consolidation, merger or restructuring.
   Lower interest rates abroad helped boost prices of many of our non-U.S. holdings, which also included industrial conglomerates such as SIEMENS AG and JARDINE MATHESON HOLDINGS LTD.
   In the U.S., the stocks of Real Estate Investment Trusts (REITs) such as RECKSON ASSOCIATES contributed significantly to your Fund's overall performance. The REIT market provided a total return of +29.64%, as measured by the unmanaged Morgan Stanley REIT Index.
   We believe this sector's out-performance was the result of higher rents, improved cash flow and higher occupancy levels in the U.S. commercial real estate market. We continue to be optimistic about the total return potential of our REIT holdings in the coming months, in part because the REIT sector appears to have attracted increased


                               1996 annual report

==============================================================================

Geographic Diversification

Percent of Portfolio    November 30, 1996

Africa and Latin America                          3.3%
Australia/New Zealand                             8.2%
United Kingdom                                    9.7%
Asian Pacific Rim                                 2.5%
Spain                                             5.9%
Canada                                            3.4%
Other Europe                                     13.4%
United States                                    53.6%


Chart reflects securities' country of origin. Table on page 18 reflects the currency in which te security is denominated

==============================================================================

interest on the part of some pension fund investors.
   Our bank stock selections also did well both in the U.S. and abroad. KEYCORP, a regional bank based in Ohio that announced a major restructuring to cut costs, was our largest common stock holding. Overall, credit-sensitive stocks made up 26.3% of your Fund's portfolio.
   In fiscal 1996, two areas of disappointment for the Fund in the U.S. stock market were telephone and electric utility stocks. Both industries face uncertain earnings prospects, and we reduced our position in these sectors.

Domestic High-Yield Bonds Outperformed Other
U.S. Bonds
During the first half of 1996, the prospect of higher U.S. economic growth had a negative effect on the bond market since it raised concern that the Federal Reserve Board would tighten credit to fight anticipated inflation.
   Nevertheless, the high-yield bond market performed well compared to other fixed-income securities, in part because a healthy economy suggested that corporations issuing high-yield bonds would have a strong ability to meet obligations to bondholders.
   In the second half, U.S. economic growth moderated enough to convince investors that inflation was tame but not enough to adversely affect the overall credit quality of the high-yield market.
   Your Fund balanced opportunities for high current income while taking a relatively conservative approach to potential default risk. We focused on bonds rated BB and B, the highest non-investment grade ratings. Our performance was helped by the fact that prior to the start of the current fiscal year, we slightly reduced average maturity and duration, reducing the Fund's sensitivity to changes in interest rates.
   As of November 30, your Fund's high-yield component had an average effective maturity of 6.4 years and an effective duration of 4.1 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.
   We believe U.S. economic growth could slow further in 1997, and we expect to position the Fund to emphasize higher quality BB bonds.

                                                                       Strategy
                               1996 annual report
4

Convertibles Provided Income and Growth
Convertible securities provided regular dividend income and generally allowed us to participate in the capital appreciation of "growth"-oriented stocks. The first half of 1996 was generally a period when small stocks and low dividend yielding stocks tended to outperform stocks of large companies that pay high dividends. During the second half, the market tended to favor large capitalization "growth" companies. Owning convertible securities helped your Fund participate in the capital appreciation potential of both small and large company stocks that may have low dividend yields.
   At year's end, convertible securities represented 13.2% of your Fund's portfolio, down from 18% of the portfolio at the close of fiscal 1995. Generally, we believe that the convertible market is fairly valued.
   An example of a convertible preferred stock we owned was RJR NABISCO, the global food and tobacco company. As of this writing, we believed the company's preferred stock offered superior income potential and that the company's common stock was undervalued.
   Overall, the convertibles market significantly underperformed the S&P 500 Index in 1996. The total return of the unmanaged Merrill Lynch Convertibles Index was +16.35% for the 12 months ended November 30.

Stock Options
To help mitigate the effect of short-term interest rate changes on our stock selections, the Fund may write covered call options. That is, the Fund may agree to sell a stock we already own at a specified price exercisable at a future date. The sale of a covered call option is a strategy used when we think a stock's price may drop. Selling a covered call option can help reduce loss of principal, if the underlying stock's price declines. When the Fund sells a call, it does so for a premium from the purchase price. This also provides additional income for the Fund.
   This strategy can limit the Fund's ability to benefit from capital appreciation if a stock's price rises. However, we believe having some "downside protection" _ especially in a volatile interest rate environment _ is worth giving up some growth potential.

IN THE SECOND HALF OF 1996, U.S. ECONOMIC GROWTH MODERATED ENOUGH TO CONVINCE INVESTORS THAT INFLATION WAS TAME BUT NOT ENOUGH TO ADVERSELY AFFECT THE OVERALL CREDIT QUALITY OF THE HIGH-YIELD BOND MARKET.

Foreign Government
Bonds Outperformed
U.S. Treasuries
When we invest in overseas bonds, your Fund strives to obtain a rate of return that is meaningfully greater than the rate of inflation in the U.S.


                               1996 annual report
                                                                               5

===============================================================================

We Search the World for High Income Potential

          Italian         South African     Spanish      U.S. Treasury
         Government         Government     Government     Government
           Bonds              Bonds           Bonds         Bonds

3 mo.       7.00%            17.47%          6.21%           5.13%
6 mo.       6.79%            16.85%          6.05%           5.24%
1 yr.       6.64%            16.29%          5.95%           5.36%
2 yr.       6.74%            15.87%          5.98%           5.59%
5 yr.       6.85%            15.78%          6.18%           5.83%
10 yr.      7.56%            16.05%          7.01%           6.05%
30 yr.      8.09%                                            6.35%
                                                        Yield/Maturity

SOUTH AFRICAN, SPANISH AND ITALIAN GOVERNMENT BONDS EACH PROVIDED
HIGHER YEILDS IN U.S. DOLLARS FOR U.S. INVESTORS AS OF NOVEMBER 30, 1996.

Source: Bloomberg Business News
The above illustration is not intended to represent the yield of Global Dividend and Income Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government. South Africa and Spain do not offer 30-year government bonds.

===============================================================================

We also seek to preserve capital in times of market weakness.
   During the year we emphasized markets where we believed governments were making progress in reforming their countries' fiscal policies, such as Spain and Italy. We also had a preference for "dollar-zone" markets, that is countries such as Canada, Australia and New Zealand whose currencies tend to be linked to the U.S. dollar.
   We believed that the Japanese bond market was fundamentally overvalued. We avoided it in 1996 and expect to do so again in 1997. We believe Japan's easy money policy reflects a weakness of the financial system that could continue to negatively affect the value of fixed-income securities there.

By buying U.S. dollar denominated bonds in emerging markets, we believe we can participate in the income potential of securities in Eastern Europe and other areas while reducing the additional risks associated with emerging market currencies. As of November 30, 1996, about 7.3% of your Fund's portfolio was invested in securities in emerging market countries. Our largest emerging market holdings were South African government bonds.

BY BUYING U.S. DOLLAR DENOMINATED BONDS IN EMERGING MARKETS, WE BELIEVE WE CAN PRUDENTLY PARTICIPATE IN THE INCOME POTENTIAL OF COUNTRIES SUCH AS SOUTH AFRICA AND POLAND.

                               1996 annual report

(photo of keyboard)

Our Managed
Distribution Policy
In 1995, the Fund implemented a managed distribution policy effective with the payment of the Fund's December dividend. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains and, if necessary, a return of capital. No return of capital was necessary during fiscal 1996.
   We believe the Fund's managed distribution policy will help us in 1997 by increasing the attractiveness of the Fund for income-oriented investors.

outlook

Investment Outlook
In common stocks, your Fund remains focused on a mix of industries similar to what we favored in fiscal 1995, although we have reduced our weighting in domestic electric and telephone utilities because of the fundamental uncertainties generated by industry deregulation and increased competition.
   Even though bank stocks have done well for two years in a row, we believe the financial sector in the U.S. and abroad still offers attractive pockets of opportunity for income and total return. We may add to our position in selected banks that we believe are well-positioned to benefit from falling interest rates.
   While your Fund's asset mix is subject to change as market conditions warrant, we anticipate that our "value"-oriented selection process will lead us toward a somewhat greater allocation to foreign securities in the months ahead.


BERNARD P. SCHAFFER
Vice President
and Senior Portfolio Manager
U.S. Equities

PAUL A. MATLACK
Vice President
and Senior Portfolio Manager
U.S. Fixed-Income

CLIVE A. GILLMORE
Director/
Senior Portfolio Manager
Foreign Equities

IAN G. SIMS
Director/
Senior Portfolio Manager
Foreign Fixed-Income

December 10, 1996

                               1996 annual report
                                                                               7

Fund Performance

A $10,000 investment in
Global Dividend and Income Fund when the Fund began operating on March 4, 1994, would have grown to $14,615 as of November 30, 1996, based on market prices.

Lifetime Performance
Global Dividend and Income Fund

Total Market Price Return, March 4, 1994, to November 30, 1996


With Reinvestment of Distributions
-----------------------------------------------------------------------
Apr. '94      $ 9,831                       Aug. '95         $11,380
May  '94      $ 9,814                       Sep. '95         $11,678
Jun. '94      $ 9,785                       Oct. '95         $11,646
Jul. '94      $ 9,884                       Nov. '95         $11,777
Aug. '94      $10,086                       Dec. '95         $12,127
Sep. '94      $10,029                       Jan. '96         $12,394
Oct. '94      $10,087                       Feb. '96         $12,448
Nov. '94      $ 9,889                       Mar. '96         $12,491
Dec. '94      $ 9,854                       Apr. '96         $12,585
Jan. '95      $10,000                       May  '96         $12,802
Feb. '95      $10,277                       Jun. '96         $12,924
Mar. '95      $10,448                       Jul. '96         $12,781
Apr. '95      $10,588                       Aug. '96         $13,173
May. '95      $10,888                       Sep. '96         $13,524
Jun. '95      $11,040                       Oct. '96         $13,905
Jul. '95      $11,330                       Nov. '96         $14,615



----------------------------------------------------------------------

DIVIDEND REINVESTMENT WOULD HAVE MADE A SUBSTANTIAL DIFFERENCE IN YOUR FUND'S TOTAL RETURN DURING THE PAST TWO AND A HALF YEARS, ILLUSTRATING THE VALUE OF COMPOUNDING.

Past performance does not guarantee future results. DGF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

===============================================================================

--------------------------------------------------------------------------------
Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Investors Fiduciary Trust Co. at 1.800.596.8396. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.
--------------------------------------------------------------------------------

About Our Share Buyback Program

In 1994, Global Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During 1996, the Fund did not utilize this option because, given the Fund's market price, we believed there were more effective ways of enhancing shareholder value.


                               1996 annual report
8

Financial Statements
Delaware Group Global Dividend and Income Fund, Inc.
Statement of Net Assets/November 30, 1996
--------------------------------------------------------------------------------
                                                         Number          Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
 COMMON STOCK - 59.19%
 Automobiles & Auto Equipment - 1.26%
 GKN .............................................         51,000    $   958,930
 Turner & Newell .................................        116,000        368,389
                                                                     -----------
                                                                       1,327,319
                                                                     -----------
 Banking, Finance & Insurance - 12.98%
 AmSouth Bancorporation ..........................         19,000        947,625
*Chase Manhattan .................................         12,000      1,134,000
 Cho Hung Bank Co Ltd - GDR ......................         42,590        357,756
 Commonwealth Instalment Receipt Trustee .........         52,000        328,633
 CoreStates Financial ............................         10,000        538,750
 First Chicago NBD ...............................         20,000      1,175,000
 First Union .....................................          7,600        580,450
 Fleet Financial Group ...........................         12,300        681,112
*Great Western Financial .........................         44,000      1,369,500
 ING Groep NV ....................................         16,000        560,370
 IPC Holdings ....................................         30,000        682,500
 KeyCorp .........................................         35,000      1,833,125
 Mellon Bank .....................................         15,000      1,083,750
 National Australia Bank .........................         88,000      1,096,528
 National Mutual Holdings ........................         35,000         49,313
 PT Bank Dagang Nasional .........................        427,750        424,102
 Summit Bancorporation ...........................         18,000        807,750
                                                                     -----------
                                                                      13,650,264
                                                                     -----------
 Building & Materials - 0.44%
 Compagnie de Saint-Gobain .......................          3,200        460,150
                                                                     -----------
                                                                         460,150
                                                                     -----------
 Cable, Media & Publishing - 0.84%
 Elsevier NV .....................................         29,500        502,907
 Societe Television Francaise 1 ..................          3,900        384,576
                                                                     -----------
                                                                         887,483
                                                                     -----------
 Chemicals - 0.79%
 Bayer AG ........................................         20,750        834,262
                                                                     -----------
                                                                         834,262
                                                                     -----------
 Computers & Technology - 0.28%
 BICC Group (The)  ...............................         62,000        293,263
                                                                     -----------
                                                                         293,263
                                                                     -----------
 Electronics - 1.01%
 AMP .............................................         14,200        543,150
 Siemens AG ......................................         10,750        518,930
                                                                     -----------
                                                                       1,062,080
                                                                     -----------
 ------------------
 Top 10 common stock holdings, representing 12.70% of net assets, are printed in blue.

--------------------------------------------------------------------------------
                                                         Number          Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK - (Continued)
Energy - 3.26%
Elf Gabon SA .....................................          2,200     $  516,023
El Paso Natural Gas ..............................         15,000        750,000
Royal Dutch Petroleum ............................          4,050        682,917
RWE AG ...........................................         11,000        486,271
Texaco ...........................................         10,000        991,250
                                                                      ----------
                                                                       3,426,461
                                                                      ----------
Food, Beverage & Tobacco - 2.32%
Philip Morris Companies ..........................         10,000      1,031,250
Southcorp Holdings ...............................        255,000        839,010
Unigate ..........................................         77,000        564,757
                                                                      ----------
                                                                       2,435,017
                                                                      ----------
Healthcare & Pharmaceuticals - 1.02%
Baxter International .............................         10,000        425,000
Glaxo Wellcome ...................................         39,370        647,311
                                                                      ----------
                                                                       1,072,311
                                                                      ----------
Leisure, Lodging & Entertainment - 0.68%
Bass .............................................         54,000        710,918
                                                                      ----------
                                                                         710,918
                                                                      ----------
Metals & Mining - 0.90%
Hartebeestfontein Gold Mining ....................         49,600        119,466
RTZ ..............................................         49,000        824,170
                                                                      ----------
                                                                         943,636
                                                                      ----------
Packaging & Containers - 0.39%
Amcor ............................................         66,000        406,898
                                                                      ----------
                                                                         406,898
                                                                      ----------
Paper & Forest Products - 1.01%
Carter Holt Harvey ...............................        200,000        461,214
Georgia-Pacific ..................................          8,300        603,825
                                                                      ----------
                                                                       1,065,039
                                                                      ----------
Real Estate - 18.07%
American General Hospitality .....................         21,000        425,250
Arden Realty Group ...............................         20,000        482,500
Beacon Properties ................................         25,000        790,625
Brandywine Realty Trust ..........................         20,000        355,000
Cali Realty ......................................         55,000      1,553,750
Camden Property Trust ............................         27,000        745,875
Developers Diversified Realty ....................         25,000        840,625
Duke Realty Investments ..........................         19,000        681,625
Excel Realty Trust ...............................         25,000        565,625
First Industrial Realty Trust ....................         43,000      1,230,875
Glenborough Realty Trust .........................         36,300        544,500
Health Care Property Investors ...................         12,000        409,500
JDN Realty .......................................         37,000        952,750
Macerich Company (The)  ..........................         44,000      1,023,000

                               1996 annual report

--------------------------------------------------------------------------------
                                                         Number          Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK (Continued)
REAL ESTATE (Continued)
Meridian Industrial Trust ..........................       35,400   $   659,325
Oasis Residential ..................................       25,000       525,000
Patriot American Hospitality .......................       32,000     1,212,000
Prentiss Properties Trust ..........................       45,000     1,006,875
Prime Retail .......................................       72,720       899,910
Reckson Associates Realty ..........................       44,000     1,666,500
Security Capital Industrial Trust ..................       17,000       323,000
Sovran Self Storage ................................       25,000       709,375
Storage Trust Realty ...............................       20,800       499,200
Sun Communities ....................................       20,000       637,500
Union du Credit-Bail Immobilier ....................        2,700       257,715
                                                                    -----------
                                                                     18,997,900
                                                                    -----------
Retail - 1.01%
Boots ..............................................       65,000       693,544
Sime Darby (Hong Kong)  ............................      300,000       368,597
                                                                    -----------
                                                                      1,062,141
                                                                    -----------
Telecommunications - 4.61%
British Columbia Telecom ...........................       20,271       463,277
Frontier ...........................................       25,000       656,250
GTE ................................................       15,700       704,538
NYNEX ..............................................       16,000       742,000
Philippine Long Distance-SP ADR ....................        6,400       368,000
Telecom Corp. of New Zealand .......................      189,000       996,799
Telefonica de Espana ...............................       42,000       921,081
                                                                    -----------
                                                                      4,851,945
                                                                    -----------
Transportation & Shipping - 1.39%
Brambles Industries ................................       55,000       963,046
British Airways ....................................       50,000       494,008
                                                                    -----------
                                                                      1,457,054
                                                                    -----------
Utilities - 5.76%
British Gas ........................................       91,000       334,102
Cable & Wireless ...................................       88,000       703,844
Electrabel SA ......................................        2,950       691,871
Hong Kong Electric Holdings ........................      200,000       641,488
Iberdrola SA .......................................       56,000       646,486
Oklahoma Gas & Electric ............................       12,000       493,500
Peco Energy ........................................       25,000       637,500
Rochester Gas & Electric ...........................       20,000       382,500
Unicom .............................................       37,500       998,438
United Utilities ...................................       53,000       525,430
                                                                    -----------
                                                                      6,055,159
                                                                    -----------
Miscellaneous - 1.17%
Eridania Beghin-Say SA .............................        2,550       395,978
Jardine Matheson Holdings ..........................       64,800       427,680
Pacific Dunlop .....................................      175,000       401,914
                                                                    -----------
                                                                      1,225,572
                                                                    -----------
Total Common Stock (cost $54,734,521) ..............                 62,224,872
                                                                    -----------

--------------------------------------------------------------------------------
                                                         Number          Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 7.64%
Banking, Finance & Insurance - 2.34%
Banco Commercial Portugues 8.00%
  series "A" pfd cv .............................        10,000     $  526,250
Salomon 7.625% series "FSA" pfd cv "DECS" .......        30,000        903,750
SunAmerica $3.188 pfd cv "PERCS" ................        25,000      1,025,000
                                                                     ----------
                                                                     2,455,000
                                                                     ----------
Buildings & Materials - 0.46%
Blue Circle Industries 7.625% pfd cv ............       150,000        482,666
                                                                     ----------
                                                                       482,666
                                                                     ----------
Food, Beverage & Tobacco - 2.22%
RJR Nabisco Holdings $0.60 pfd cv
  series "C" "PERCS"  ...........................       200,000      1,275,000
Wendy's Financing Int'l 5.00%
  series "A" pfd cv .............................        20,000      1,062,500
                                                                     ----------
                                                                     2,337,500
                                                                     ----------
Metals & Mining - 0.49%
Coeur D' Alene Mines 7.00% pfd cv "MARCS" .......        30,000        513,750
                                                                     ----------
                                                                       513,750
                                                                     ----------
Miscellaneous - 0.70%
+Loral Space & Communication 6.00% pfd cv .......        13,000        736,125
                                                                     ----------
                                                                       736,125
                                                                     ----------
Real Estate - 1.43%
First Union Real Estate 8.40% pfd cv ............        18,300        654,225
+Insignia Financing 6.50% pfd cv ................        16,700        851,700
                                                                     ----------
                                                                     1,505,925
                                                                     ----------
Total Convertible Preferred Stock
  (cost $7,573,705)  ............................                    8,030,966
                                                                     ----------

                                                     Principal
                                                      Amount
NON-CONVERTIBLE BONDS - 47.96%
Automobiles & Auto Equipment - 1.14%
+Delco Remy International sr sub notes 10.625%
  2006 .......................................  US$      400,000       420,000
Exide sr notes 10.75% 2002 ...................  US$      400,000       421,000
Harvard Industries sr notes 11.125% 2005 .....  US$      300,000       253,500
Speedy Muffler King unsec sr notes 10.875%
  2006 .......................................  US$      100,000       107,500
                                                                     ----------
                                                                     1,202,000
                                                                     ----------
Banking, Finance & Insurance - 8.09%
+Aetna Industries sr notes 11.875% 2006 ......  US$      400,000       425,000
Bank of Austria AG unsec sub 10.875%
  2004 .......................................  AUD    1,000,000       971,699
Bank of Greece unsec deb 10.75% 2010 .........  GBP      120,000       230,873
Eurofima sr unsec unsub deb 9.875% 2007 ......  AUD    2,000,000     1,914,893
European Bank for Reconstruction
  & Development unsec marathon bonds
  15.25% 1998 ................................  GRD  100,000,000       434,081


                               1996 annual report

--------------------------------------------------------------------------------
                                                   Principal             Market
                                                    Amount               Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (Continued)
 Banking, Finance & Insurance (Continued)

 European Investment Bank deb 17.50%
   1999 ......................................  GRD    50,000,000       $232,285
 European Investment Bank unsec matador bonds
   14.00% 2001................................  ESP    80,000,000        791,506
 First Nationwide Holdings sr sub notes
   9.125% 2003................................  US$       300,000        304,500
 International Bank for Reconstruction
  & Development sr unsub marathon bonds
  15.50% 1997 ................................  GRD   350,000,000      1,470,451
 International Finance unsec marathon bonds
  15.25% 1999.................................  GRD   150,000,000        675,927
 Mutual Group unsec sub deb 7.25%
   2004 ......................................  GBP       200,000        322,197
 National Bank of Hungary sr deb 10.00%
   2003 ......................................  GBP       400,000        725,890
                                                                      ----------
                                                                       8,499,302
                                                                      ----------
 Buildings & Materials - 0.46%
 American Standard sr notes 10.875% 1999 .....  US$       450,000        483,750
                                                                      ----------
                                                                         483,750
                                                                      ----------
 Cable, Media & Publishing - 3.20%
 Adelphia Comm sr notes 12.50% 2002 ..........  US$       400,000        406,000
 Cablevision Systems sr sub debs
   10.75% 2004................................  US$       400,000        413,000
 Century Communications sr notes 9.75%
   2002 ......................................  US$       600,000        616,500
 Granite Broadcasting sr sub notes 9.375%
   2005 ......................................  US$       500,000        480,000
 Infinity Broadcasting sr sub notes 10.375%
   2002 ......................................  US$       200,000        212,500
 Jones Intercable sr notes 9.625% 2002 .......  US$       300,000        313,500
 Muzak LP/Capital unsec sr notes 10.00%
   2003 ......................................  US$       475,000        484,500
 Rogers Cablesystems sr sec deb 10.00%
   2007 ......................................  US$       140,000        148,050
 Rogers Cablesystems sr unsec sub deb
   11.00% 2015................................  US$        90,000         97,200
 Sullivan Graphics sr sub notes 12.75% 2005 ..  US$       200,000        195,000
                                                                      ----------
                                                                       3,366,250
                                                                      ----------
 Chemicals - 1.93%
+Astor sr sub notes 10.50% 2006 ..............  US$       400,000        408,000
 BPC Holding sr notes 12.50% 2006 ............  US$       250,000        263,750
 Foamex sr notes 11.25% 2002 .................  US$       400,000        422,000
+ISP  Holdings sr notes 9.75% 2002 ...........  US$       216,000        225,720
 NL Industries sr sec notes 11.75% 2003 ......  US$       265,000        273,613
 UCC Investors sr sub notes 11.00% 2003 ......  US$       400,000        430,000
                                                                      ----------
                                                                       2,023,083
                                                                      ----------
 Computers & Technology - 0.38%
 Unisys sr notes 12.00% 2003 .................  US$       250,000        265,313
 Unisys sr notes 11.75% 2004 .................  US$       130,000        136,500
                                                                      ----------
                                                                         401,813
                                                                      ----------

--------------------------------------------------------------------------------
                                                   Principal            Market
                                                    Amount               Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (Continued)
 Consumer Products - 0.51%
 American Safety Razor sr notes 9.875% 2005 ..  US$        500,000     $537,500
                                                                      ---------
                                                                        537,500
                                                                      ---------
 Corporate - 0.42%
 Weirton Steel sr notes 11.375% 2004 .........  US$        450,000      444,375
                                                                      ---------
                                                                        444,375
                                                                      ---------
 Energy - 1.01%
 Costilla Energy sr notes 10.25% 2006 ........  US$        200,000      207,500
 Falcon Drilling sr notes 8.875% 2003 ........  US$        500,000      507,500
 Mesa Operating unsec 10.625% 2006 ...........  US$        200,000      216,500
 Plains Resouces sr sub notes 10.25% 2006 ....  US$        125,000      132,500
                                                                      ---------
                                                                      1,064,000
                                                                      ---------
 Food, Beverage & Tobacco - 0.10%
 Purina Mills sr sub notes 10.25% 2003 .......  US$        100,000      103,500
                                                                      ---------
                                                                        103,500
                                                                      ---------
 Foreign Government - 12.75%
 Hydro-Quebec 12.75% 2015 ....................  G&P        160,000      380,420
 Italian Government 12.00% 2003 ..............  ITL  3,000,000,000    2,432,801
 New Zealand Government. 8.00% 2001 ..........  NZD      2,000,000    1,480,725
 Poland Global FRN 2.75% 2024 ................  US$      2,000,000    1,163,750
 Republic of Argentina FRN 5.25% 2023 ........  US$        500,000      318,125
 Republic of Turkey unsec deb 9.00% 2003 .....  GBP        400,000      610,369
 South Africa Republic 10.75% 1998 ...........  ZAL      2,500,000      495,623
 South Africa Republic 12.50% 2002 ...........  ZAL     14,000,000    2,692,833
 Spanish Government 11.30% 2002 ..............  ESP    320,000,000    2,986,254
 Spanish Government 8.20% 2009 ...............  ESP    100,000,000      837,452
                                                                     ----------
                                                                     13,398,352
                                                                     ----------
 Healthcare & Pharmaceuticals - 0.36%
+Dade International sr sub notes
   11.125% 2006 ..............................  US$      150,000        163,125
 Healthsouth Rehabilitation sr sub notes
   9.50% 2001 ................................  US$      200,000        213,500
                                                                     ----------
                                                                        376,625
                                                                     ----------
 Industrials - 0.77%
 Collins & Aikman Products sr sub notes
    11.50% 2006 ..............................  US$      400,000        428,500
 IMO Industries sr sub notes 11.75% 2006 .....  US$      400,000        380,000
                                                                     ----------
                                                                        808,500
                                                                     ----------
 Industrial Machinery - 0.19%
 Jordan Industries sr notes 10.375% 2003 .....  US$      200,000        196,500
                                                                     ----------
                                                                        196,500
                                                                     ----------
 Leisure, Lodging & Entertainment - 1.70%
 Argosy Gaming 1st mortgage 13.25% 2004 ......  US$      200,000        191,000
+Cinemark sr sub notes 9.625% 2008 ...........  US$      500,000        506,250
 Scott's Hospitality unsec deb 10.95% 2001 ...  CAD      800,000        716,825
 Trump Atlantic City Associates Funding sec
   1st mtg notes 11.25% 2006 .................  US$      400,000        378,000
                                                                     ----------
                                                                      1,792,075
                                                                     ----------

                               1996 annual report

--------------------------------------------------------------------------------
                                                   Principal             Market
                                                    Amount               Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (Continued)
 Metals & Mining - 1.34%
 Armco sr notes 11.375% 1999 ................   US$    250,000         $262,500
+Commonwealth Aluminum sr sub notes 10.75%
  2006 ......................................   US$    200,000          205,000
 G.S. Technologies sr notes 12.00% 2004 .....   US$    400,000          413,500
 G.S. Technologies sr notes 12.25% 2005 .....   US$    300,000          314,250
 Oregon Steel Mills sec 1st mtg notes 11.00%
  2003.......................................   US$    200,000          215,000
                                                                      ---------
                                                                      1,410,250
                                                                      ---------
 Packaging & Containers - 0.91%
 Container Corporation of America sr notes
  11.25% 2004 ...............................   US$    200,000          217,000
 Stone Container sr notes 11.50% 2004 .......   US$    200,000          209,500
 U.S. Can sr sub notes 13.5% 2002 ...........   US$    500,000          530,000
                                                                       --------
                                                                        956,500
                                                                       --------
 Paper & Forest Products - 2.71%
 Domtar, Inc. deb 10.85% 2017 ...............   CAD  1,000,000          907,481
+Four M Corp sr notes 12.00% 2006 ...........   US$    100,000          103,250
 Pacific Lumber sr notes 10.50% 2003 ........   US$    400,000          403,000
 Rainy River Forest Products sr sec notes
  10.75% 2001 ...............................   US$    300,000          327,375
 Repap Wisconsin sr sec notes 9.25% 2002 ....   US$    400,000          396,000
 Repap Wisconsin sr sec notes 9.875% 2006 ...   US$    500,000          490,000
 Riverwood International sr sub notes 10.875%
  2008 ......................................   US$    250,000          226,250
                                                                      ---------
                                                                      2,853,356
                                                                      ---------
 Retail - 3.32%
 ASDA-MFI Group unsec unsub deb 10.875%
  2010 .....................................    GBP    500,000        1,007,130
+Cole National Group sr sub notes 9.875%
  2006 .....................................    US$    500,000          507,500
 Cort Furniture Rental sr notes 12.00%
  2000......................................    US$    142,000          158,330
 Fleming Companies sr sub notes 10.625%
  2001 .....................................    US$    300,000          301,875
 Provigo deb 11.25% 2001 ...................    CAD    800,000          718,315
 Ralph's Grocery sr sub notes 13.75%
  2005 .....................................    US$    350,000          374,500
 Ralph's Grocery sr notes 10.45% 2004 ......    US$    400,000          418,500
                                                                      ---------
                                                                      3,486,150
                                                                      ---------
 Telecommunications - 0.40%
 Rogers Cantel sr sub notes 11.125% 2002 ...    US$    400,000          424,500
                                                                        -------
                                                                        424,500
                                                                        -------
 Textiles & Furniture - 0.71%
 Clark Schwebel sr notes 10.50% 2006 .......    US$    500,000          531,250
+Lifestyle Furnishings sr sub notes 10.875%
  2006 .....................................    US$    200,000          213,500
                                                                       --------
                                                                        744,750
                                                                       --------
 Transportation & Shipping - 0.78%
+Blue Bird Body sr sub notes 10.75%
  2006 .....................................    US$    200,000          208,500

--------------------------------------------------------------------------------
                                                   Principal             Market
                                                    Amount               Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (Continued)
 Transportation & Shipping (Continued)
 Teekay Shipping 1st pfd ship mtg notes 9.625%
  2003 .......................................  US$    200,000          $210,000
 Teekay Shipping 1st pfd ship mtg notes 8.32%
  2008 .......................................  US$    400,000           401,000
                                                                       ---------
                                                                         819,500
                                                                       ---------
 Utilities - 3.00%
 AES Corp. sr sub notes 10.25% 2006 ..........  US$    400,000           431,000
 Calpine Corp sr notes 10.50% 2006  ..........  US$    400,000           422,000
 Midland Funding II deb 11.75% 2005...........  US$    400,000           446,000
 TransTexas Gas sr sec notes 11.50% 2002......  US$    400,000           436,000
 State Electric Commission of Victoria sr
  unsec unsub 10.50% 2003 ....................  AUD  1,500,000         1,419,373
                                                                      ----------
                                                                       3,154,373
                                                                      ----------
 Miscellaneous - 1.78%
 Graphic Controls sr sub notes 12.00% 2005 ...  US$  1,000,000         1,100,000
 Knoll sr sub notes 10.875% 2006 .............  US$    500,000           547,500
+Pierce Leahy sr sub notes 11.125% 2006 ......  US$    200,000           220,250
                                                                      ----------
                                                                       1,867,750
                                                                     -----------
 Total Non-Convertible Bonds
  (cost $47,273,757) .........................                        50,414,754
                                                                     -----------

 CONVERTIBLE BONDS - 5.53%
 Computer Technology - 0.91%
 Macneal-Schwendler unsec sub deb 7.875%
  2004 .......................................  US$    500,000           458,750
 National Data Corp sub notes 5.00% 2003......  US$    500,000           503,750
                                                                     -----------
                                                                         962,500
                                                                     -----------
 Electronics - 0.45%
 Richey Electronics sub notes 7.00% 2006 .....  US$    500,000           469,375
                                                                     -----------
                                                                         469,375
                                                                     -----------
 Healthcare & Pharmaceuticals - 1.13%
+ARV Assisted Living sub notes 6.75% 2006 ...   US$    500,000           444,375
+Phymatrix sub deb 6.75% 2003 ...............   US$    900,000           749,250
                                                                     -----------
                                                                       1,193,625
                                                                     -----------
 Paper & Forest Products - 0.21%
 Repola unsec sub 6.50% 2004 .................  FIM  1,000,000           222,359
                                                                     -----------
                                                                         222,359
                                                                     -----------
 Real Estate - 1.02%
 IRT Property sub deb 7.30% 2003 .............  US$    500,000           493,750
 LTC Properties sub deb 8.50% 2000 ...........  US$    500,000           575,625
                                                                     -----------
                                                                       1,069,375
                                                                     -----------
 Retail - 1.81%
 Home Depot sub notes 3.25% 2001 .............  US$    500,000           493,750
 Home Shopping Network sub deb 5.875%
  2006 .......................................  US$    600,000           645,000
 SAKS Holdings sub notes 5.50% 2006 ..........  US$    750,000           762,188
                                                                     -----------
                                                                       1,900,938
                                                                     -----------
 Total Convertible Bonds
  (cost $5,851,678) ..........................                         5,818,172
                                                                     -----------


                               1996 annual report

--------------------------------------------------------------------------------
                                                   Principal             Market
                                                    Amount               Value
--------------------------------------------------------------------------------
  SHORT-TERM SECURITIES - 1.11%
**U.S. Treasury Bills 4.89% due 1/02/1997..... US$  1,172,000        $1,166,901
                                                                   ------------
                                                                      1,166,901
                                                                   ------------
  Total Short-Term Securities
   (cost $1,166,901) .........................                        1,166,901
                                                                   ------------

                                                  Shares
                                             Subject to Call
  CALL OPTIONS WRITTEN - (0.16)%
  Chase Manhattan, January 1997 $85             12,000                 (123,000)
  Great Western Financial, January 1997 $30     22,000                  (49,500)
                                                                   ------------
  Total Call Options Written
   (premiums received $67,440)................                         (172,500)
                                                                   ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 121.27%
   (cost $116,533,122)........................                      127,483,165
  LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (21.27)% .........................                      (22,362,963)
                                                                   ------------
  NET ASSETS APPLICABLE TO 6,650,647 SHARES
   ($0.01 par value) OUTSTANDING; EQUIVALENT
   TO $15.81 PER SHARE - 100.00% .............                     $105,120,202
                                                                   ============
------------------
    GDR -- Global Depository Receipt
  PERCS -- Preferred Equity Redemption Cumulative Stock
    ADR -- American Depository Receipt
   DECS -- Dividend Enhanced Convertible Stock
  MARCS -- Mandatory Adjustable Redeemable Convertible Security Stock
    FRN -- Floating rate note

  * Security held in connection with open call option written.
 ** U.S. Treasury bills are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
  + Security exempt from registration under Rule 144A of the Securities
    Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (See
    Note 6).

            US$ -- U.S. dollars            ITL -- Italian lira
            GBP -- British pounds          NZD -- New Zealand dollars
            AUD -- Australian dollars      ZAL -- South African rand
            GRD -- Greek drachmas          CAD -- Canadian dollars
            ESP -- Spanish pesetas         FIM -- Finnish markka

    ------------------
    COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
    Common stock, $0.01 par value, 500,000,000
     shares authorized to the Fund .................               $93,096,054
    Accumulated net realized gain on investments++..                 1,072,597
    Net unrealized appreciation of investments
     and foreign currencies ........................                10,951,551
                                                                  -----------
    Total net assets ...............................              $105,120,202
                                                                  ============
------------------
 ++Net realized gains (losses) on foreign currencies are included in net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

                               1996 annual report

Delaware Group
Global Dividend and Income Fund, Inc.
Statement of Operations
Year Ended November 30, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of foreign taxes withheld
    of $23,818) .............................     $6,313,352
    Dividends (net of foreign taxes withheld
    of $91,346) .............................      2,735,375       $9,048,727
                                                  ----------

    EXPENSES:
    Management fees .........................         818,639
    Administrative fees .....................         245,592
    Reports to shareholders. ................          53,163
    Amortization of line of credit
     organization expenses ..................          29,907
    Amortization of organization expenses....          24,888
    NYSE fees ...............................          17,518
    Custodian fees ..........................          17,400
    Transfer agent fees .....................          16,956
    Professional fees .......................          11,250
    Directors' fees .........................           9,331
    Taxes, other than taxes on income                   4,600
    Registration fees .......................             506
    Other ...................................          20,210
                                                       ------
    Total operating expenses
     (before interest expense) ..............                       1,269,960
    Interest expense ........................                       1,240,050
                                                                   ----------
    Total expenses ..........................                       2,510,010
                                                                   ----------
    Net investment income ...................                      $6,538,717
                                                                   ----------
    NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain/(loss) on:
     Security transactions ..................                      $4,198,826
     Foreign currencies .....................                        (183,986)
                                                                   ----------
    Net realized gain .......................                       4,014,840
    Net change in unrealized appreciation on
     securities and foreign currencies ......                      11,042,342
                                                                   ----------

    NET REALIZED AND UNREALIZED GAIN ON
     SECURITIES AND FOREIGN CURRENCIES ......                      15,057,182
                                                                   ----------

    NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ........................                     $21,595,899
                                                                  ===========

                             See accompanying notes
                               1996 annual report
14

    Delaware Group
    Global Dividend and Income Fund, Inc.
    Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                               Year Ended         Year Ended
                                           November 30, 1996   November 30, 1995
-------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income ................    $6,538,717         $7,562,237
    Net realized gain on securities
     and foreign currencies ..............     4,014,840          1,944,478
    Net change in unrealized appreciation
     on securities and foreign currencies.    11,042,342          5,812,377
                                             -----------        -----------
    Net increase in net assets
     resulting from operations ...........    21,595,899         15,319,092
                                             -----------        -----------

    DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:
    Net investment income and short-term
     capital gains .......................    (9,975,920)        (8,777,060)
                                             -----------        -----------

    CAPITAL SHARE TRANSACTIONS:
    Cost of shares repurchased ...........                         (713,795)
    Additional offering costs charged to
     paid in capital .....................                         (108,172)
                                             -----------        -----------
    Decrease in net assets derived
     from capital share transactions......                         (821,967)
                                             -----------        -----------
    NET INCREASE IN NET ASSETS ...........    11,619,929          5,720,065

    NET ASSETS:
    Beginning of year ....................    93,500,273         87,780,208
                                             -----------        -----------
    End of year (including undistributed
     net investment income of $0 and
     $449,104, respectively) .............  $105,120,202        $93,500,273
                                            ============        ===========

                                See accompanying notes

    Delaware Group
    Global Dividend and Income Fund, Inc.
    Statement of Cash Flows
-------------------------------------------------------------------------------
                                                                Year Ended
                                                             November 30, 1996
-------------------------------------------------------------------------------
    Increase (Decrease) in Cash:
    (Including Foreign Currency)
    Cash flows used for operating activities:
    Interest and dividends received (excluding amortization
     of $183,134) ........................................      $8,939,835
    Operating expenses paid. .............................      (1,273,968)
    Interest expenses paid ...............................      (1,127,550)
    Purchase of short-term portfolio investments, net ....        (370,190)
    Purchase of long-term portfolio investments ..........    (121,761,089)
    Proceeds from disposition of long-term portfolio
    investments ..........................................     100,815,731
                                                              -------------
    Net cash used for operating activities ...............     (14,777,231)
                                                              -------------

    Cash flows provided by financing activities:
     Cash provided by Line of Credit borrowing ...........      25,000,000
     Cash used to pay Line of Credit offering expenses ...         (44,240)
     Cash dividends paid .................................      (9,975,970)
                                                              -------------
     Net cash provided by financing activities ...........      14,979,790
    Effect of exchange rates on cash .....................        (117,056)
                                                              -------------
    Net increase in cash                                            85,503
    Cash at beginning of year ............................         475,883
                                                              -------------
    Cash at end of year ..................................       $ 561,386
                                                              =============

    Reconciliation of Net Increase in Net Assets
    Resulting from Operations to Net Cash
    (Including Foreign Currency)
    Used for Operating Activities:

    Net increase in net assets resulting from operations .     $21,595,899
                                                             -------------
     Increase in investments .............................     (21,563,557)
     Net realized gain from security transactions ........      (4,198,826)
     Net realized foreign exchange losses ................         183,986
     Net change in unrealized appreciation of investments
      and foreign currencies..............................     (11,042,342)
     Increase in receivable for investments sold .........         (74,168)
     Decrease in interest and dividends receivable .......          74,241
     Decrease in deferred organization expenses ..........          54,795
     Net increase in payable for investments purchased....         139,043
     Increase in interest payable. .......................         112,500
     Decrease in accrued expenses and other liabilities...         (58,802)
                                                             -------------
      Total adjustments ..................................     (36,373,130)
                                                              -------------
    Net cash used for operating activities................    $(14,777,231)
                                                             =============

                             See accompanying notes
                               1996 annual report

Delaware Group
Global Dividend and Income Fund, Inc.
Notes to Financial Statements
November 30, 1996
-------------------------------------------------------------------------------

    Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation.

  1. Significant Accounting Policies
  The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

  Security Valuation -- Securities listed or traded on a national exchange, except for debt securities, are valued at the last sale price on the exchange where they are primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange-traded options are valued using a mathematical model. Short-term instruments having a maturity date of less than 60 days are valued at amortized cost. Debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. All assets and liabilities that are expressed in foreign currencies are valued and translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service as of 3:30 pm New York time; this constitutes a change from the times recited in the Fund's prospectus for the valuation of securities and translation of foreign currencies into U.S. dollars. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contracts is on an interim date for which quotations are not available.

  Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for Federal income taxes has been made.

  Distributions -- In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as return of capital for the fiscal year ended November 30, 1996.

  Borrowings -- The Fund has entered into a Line of Credit Agreement with Societe Generale for $25,000,000. A total of $120,000 was incurred in connection with the start-up of the Line of Credit. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See Note 5).

  Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold . Dividend income and distributions are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Interest income and expenses are recorded on an accrual basis.

  A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

  Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

  2. Investment Management and Administration Agreements and Other Transactions with Affiliates
  In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.70% of the Fund's adjusted average weekly net assets. At November 30, 1996, the Fund had a liability for Investment Management fees of $74,555.

  The Fund has also entered into an advisory agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser") an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

  The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.21% of the Fund's adjusted average weekly net assets. Effective January 1, 1997, the administrative fee will be computed of the annual rate of 0.15% of the Fund's adjusted average weekly net assets. At November 30, 1996, the Fund had a liability for administration fees of $22,367.

  For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

  Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.


                               1996 annual report
16

  3. Investments
  During the year ended November 30, 1996, the Fund made purchases of $121,900,132 and sales of $100,217,612 of investment securities other than U.S. government securities and temporary cash investments.

  At November 30, 1996, the federal income tax cost basis of the Fund's investment was $116,533,122 and, accordingly, net unrealized appreciation for federal income tax purposes aggregated $10,950,043 of which $14,573,420 related to unrealized appreciation of securities and $3,623,377 to unrealized depreciation of securities.

  Transactions in options written for the year ended November 30, 1996, were as follows:
                                             Number
                                               of                Premiums
                                           Contracts             Received

    Contracts outstanding                      --               $  --
        November 30, 1995
    Contracts written ..................     2,340               277,882
    Contracts terminated:
        Exercised ......................     1,214               134,078
        Expired ........................       786                76,364
                                             -----               -------
        Total Contracts terminated .....     2,000               210,442
                                             -----               -------
    Contracts outstanding
        November 30, 1996 ..............       340              $ 67,440
                                             -----               -------

    Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The net realized gain on options expired was $76,364 for the year ended November 30, 1996.

  4. Forward Foreign Currency Contracts
  The Fund will, from time to time, enter into forward foreign currency contracts. There are costs and risks associated with such currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's foreign securities or will prevent loss if the prices of such securities should decline. No forward foreign currency contracts were outstanding as of November 30, 1996.

  5. Line of Credit
  In February 1996, the Fund entered into a Line of Credit Agreement with Societe Generale for $25,000,000. At November 30, 1996, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.00%. During the year ended November 30, 1996, the average daily balance of loans outstanding was $20,355,191 at a weighted average interest rate of approximately 5.993%. The maximum amount of loans outstanding at any time during the period was $25,000,000. The loan is collateralized by the Fund's portfolio.

  6. Concentration of Credit Risk
  The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

  The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

  The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

                               1996 annual report

  7. Geographic Disclosure
  As of November 30, 1996, the Fund's geographic diversification was as follows:

                                                               Percentage of
                                                             Total Securities
    Country*                                   Market Value      at Value
    ---------------                          ---------------  --------------
    United States .......................       $78,620,497       61.67%
    United Kingdom ......................        10,878,212        8.53%
    Australia ...........................         7,419,608        5.82%
    Spain ...............................         6,182,778        4.85%
    Greece ..............................         3,784,444        2.97%
    South Africa ........................         3,307,922        2.60%
    New Zealand .........................         2,938,737        2.31%
    Canada ..............................         2,805,898        2.20%
    Italy ...............................         2,432,802        1.91%
    France ..............................         2,014,441        1.58%
    Germany .............................         1,839,463        1.44%
    Netherlands .........................         1,746,195        1.37%
    Poland ..............................         1,163,750        0.91%
    Hong Kong ...........................         1,010,085        0.79%
    Belgium .............................           691,871        0.54%
    Indonesia ...........................           424,102        0.33%
    Finland .............................           222,360        0.18%
                                             ---------------  --------------
    Total ...............................      $127,483,165      100.00%
                                             ---------------  --------------
  ------------------
  * Based on the currency in which each security is denominated.

  Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

  8. Capital Stock
  There are 500,000,000 shares of $0.01 par value capital stock authorized.

  The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 1996.

  On December 2, 1996, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable December 27, 1996, to stock-holders of record at the close of business on December 13, 1996. The ex-dividend date was December 11, 1996.

  On December 23, 1996, the Fund declared distributions from net realized gain from security transactions in the amount of $0.125 per share. This dividend was payable January 31, 1997, to stockholders of record at the close of business on December 31, 1996. The ex-dividend date was December 27, 1996.

  Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

                               1996 annual report
18

    9. Financial Highlights
------------------------------------------------------------------------------
    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                        For the Period
                                                             Year Ended           Year Ended          March 4, 1994* to
                                                          November 30, 1996    November 30, 1995      November 30, 1994
                                                         ---------------------------------------------------------------
Net asset value, beginning of period..................         $14.06               $13.09                  $14.00
                                                            ------------         ------------            ------------
Income (loss) from investment operations:
  Net investment income...............................           0.98                 1.23                    0.86
  Net realized and unrealized gain (loss) from
   security transactions .............................           2.27                 1.06                   (1.07)
                                                            ------------         ------------            ------------
  Total from investment operations....................           3.25                 2.29                   (0.21)
                                                            ------------         ------------            ------------
 Less dividends and distributions:
  Dividends from net investment income and short-term
   capital gains......................................          (1.50)2              (1.32)                  (0.70)
                                                            ------------         ------------            ------------
  Total dividends and distributions...................          (1.50)               (1.32)                  (0.70)
                                                            ------------         ------------            ------------
 Net asset value, end of period ......................        $ 15.81              $ 14.06                 $ 13.09
                                                            ============         ============            ============
 Market value, end of period .........................        $ 15.88              $ 13.75                 $ 11.75
                                                            ============         ============            ============
 Total investment return based on:1
  Market value........................................          27.42%               29.74%                 (17.15)%
                                                            ============         ============            ============
  Net asset value.....................................          24.10%               19.08%                  (1.11)%
                                                            ============         ============            ============
 Ratios and supplemental data:
  Net assets, end of period (000 omitted).............       $105,120              $93,500                 $87,780
                                                            ============         ============            ============
  Ratio of total operating expenses to adjusted
   average weekly net assets (before interest
   expense)...........................................           1.09%                1.13%                   1.32%**
  Ratio of interest expense to adjusted average
   weekly net assets .................................           1.06%                 N/A                     N/A
  Ratio of net investment income to adjusted average
   weekly net assets..................................           5.59%                8.39%                    8.54%**
  Portfolio turnover..................................             88%                 101%                      86%
  Average commission rate paid........................        $0.0390                  N/A                     N/A

 Leverage analysis:
  Debt outstanding at end of period (000 omitted).....        $25,000                  N/A                     N/A
  Average daily balance of debt outstanding
   (000 omitted) .....................................        $20,355                  N/A                     N/A
  Average daily balance of shares outstanding
   (000 omitted) .....................................          6,651                  N/A                     N/A
  Average debt per share..............................          $3.06                  N/A                     N/A

 ------------------
  * Commencement of operations
 ** Annualized
  + Net of underwriter's discount of $0.90 and offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.
  1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
  2 Of the $1.50 per share dividends paid during the year $0.48 consisted of short-term capital gains, which are taxable at the same rate as net investment income.

                               1996 annual report

  Delaware Group Global Dividend & Income Fund, Inc.
  Report of Independent Auditors
  -----------------------------------------------------------------------------

  To the Shareholders and Board of Directors
  Delaware Group Global Dividend and Income Fund, Inc.

  We have audited the accompanying statement of net assets of Delaware Group Global Dividend and Income Fund, Inc., as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 4, 1994 (commencement of operations) to November 30, 1994, in conformity with generally accepted accounting principles.


                                                        Ernst & Young LLP

  Philadelphia, Pennsylvania
  January 10, 1997




-------------------------------------------------------------------------------

  Proxy Results
-------------------------------------------------------------------------------

  During the year ended November 30, 1996, The Delaware Group Global Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on July 31, 1996. The description of each proposal and number of shares voted are as follows:

                                               Shares Voted         Shares Voted
                                                   For           Without Authority
                                         ----------------------------------------------------------
1. To elect the Fund's Board of Directors:
   Wayne A. Stork........................      4,932,749              32,296
   Walter P. Babich......................      4,932,749              32,296
   Anthony D. Knerr......................      4,933,113              31,932
   Ann R. Leven..........................      4,932,553              32,492
   W. Thacher Longstreth ................      4,930,679              34,366
   Charles E. Peck.......................      4,932,415              32,630

                                              Shares Voted         Shares Voted          Shares Voted
                                                   For                Against              Abstain
                                          -----------------------------------------------------------
2. To ratify the appointment of
   Ernst & Young LLP as the Fund's
   independent auditors..................      4,895,278              20,627                49,140

                               1996 annual report

This annual report is for the information of Global Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest.
   Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Number of Recordholders as of November 30, 1996: 349

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

+Audit Committee Member


Executive Officers

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WINTHROP S. JESSUP
Executive Vice President
Philadelphia,PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer,
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/Secretary
Philadelphia, PA

JOSEPH H. HASTINGS
Vice President/Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Vice President/Treasurer
Philadelphia, PA

REGISTRAR AND
STOCK TRANSFER AGENT
Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO 64105
1.800.596.8396

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103-3682

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

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